FOR IMMEDIATE RELEASE:


Mexco Energy Corporation Reports First Quarter Financials

MIDLAND, TX - 8/16/06 - Mexco Energy Corporation (AMEX: MXC) reported net income for the first quarter of fiscal 2007 of $227,290, or $0.12 per diluted share, as compared to net income of $160,918, or $0.09 per diluted share, for the first quarter of fiscal 2006, a 41% increase.

Oil and gas sales decreased from $802,720 for the first quarter of fiscal 2006 to $777,412 for the same period of fiscal 2007. The average sales prices received of $7.11 per Mcfe was up from $6.62 per Mcfe received in the first quarter of fiscal 2006. Oil production increased 9% and gas production decreased 15% during the first quarter of fiscal 2007 as compared to the first quarter of 2006.

Total operating expenses for the first quarter of fiscal 2007 increased $116,323 to $632,635 from $516,312 in the first quarter of fiscal 2006. Included in operating expenses was a 34% increase in general and administrative expense. The increase in general and administrative expense was primarily attributable to consulting costs associated with the Company's Russian activities, an increase in Director's fees and the effects of applying FAS 123(R) for employee stock option compensation. There will be no further expenses related to the Russian venture in the foreseeable future.

The Company owns oil and gas properties in ten states, with the majority of its activity centered in West Texas. The Company plans to continue to focus its efforts to increase oil and natural gas reserves, through exploration and development as well as acquisition of royalties in areas with significant development potential.

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Mexco Energy Corporation cautions that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may impact the Company's actual results of operations. These risks include, but are not limited to, production variance from expectations, volatility of oil and gas prices, the need to develop and replace reserves, exploration risks, uncertainties about estimates of reserves, competition, government regulation, and mechanical and other inherit risks associated with oil and gas production. A discussion of these and other factors, including risks and uncertainties, is set forth in the Company's Form 10-K for the fiscal year ended March 31, 2006. Mexco Energy Corporation disclaims any intention or obligation to revise any forward-looking statements.

For additional information, please contact:

Nicholas C. Taylor, CEO
Tammy L. McComic, CFO
432-682-1119

                    Mexco Energy Corporation and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS

                                                                      June 30,        March 31,
                                                                        2006            2006
                                                                    ------------    ------------
                                                                     (Unaudited)
ASSETS
     Current assets
       Cash and cash equivalents                                    $     77,057    $     52,768
       Accounts receivable:
         Oil and gas sales                                               391,294         429,133
         Trade                                                             9,556             336
         Related parties                                                     327              73
       Prepaid costs and expenses                                         49,011          75,576
                                                                    ------------    ------------
           Total current assets                                          527,245         557,886

     Investment in GazTex, LLC                                            20,509          20,509

     Property and equipment, at cost
       Oil and gas properties, using the full cost method
         ($121,418 excluded from amortization
         as of June 30 and March 31, 2006)                            18,990,325      18,947,532
       Other                                                              40,984          39,848
                                                                    ------------    ------------
                                                                      19,031,309      18,987,380
       Less accumulated depreciation,
         depletion, and amortization                                  10,737,980      10,587,451
                                                                    ------------    ------------
           Property and equipment, net                                 8,293,329       8,399,929
                                                                    ------------    ------------
                                                                    $  8,841,083    $  8,978,324
                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
       Accounts payable - trade and accrued expenses                $     95,158    $    118,125
       Income tax payable                                                     --              --
                                                                    ------------    ------------
         Total current liabilities                                        95,158         118,125

     Long-term debt                                                      400,000         600,000
     Asset retirement obligation                                         317,015         352,416
     Deferred income tax liability                                       879,076       1,006,736
     Minority interest                                                     2,051           2,051

     Commitments and contingencies

     Stockholders' equity
       Preferred stock - $1.00 par value;
         10,000,000 shares authorized; none outstanding                       --              --
       Common stock - $0.50 par value;
         40,000,000 shares authorized;
         1,776,566 shares issued                                         888,283         888,283
       Additional paid-in capital                                      3,915,085       3,893,588
       Retained earnings                                               2,489,990       2,262,700
       Treasury stock, at cost (33,525 shares)                          (145,575)       (145,575)
                                                                    ------------    ------------
Total stockholders' equity                                             7,147,783       6,898,996
                                                                    ------------    ------------
                                                                    $  8,841,083    $  8,978,324
                                                                    ============    ============

                    Mexco Energy Corporation and Subsidiaries
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       For the Three Months Ended June 30,
                                   (Unaudited)

                                                                         2006            2005
                                                                    ------------    ------------
Operating revenues:
    Oil and gas                                                     $    777,412    $    802,720
    Other                                                                    167             372
                                                                    ------------    ------------
       Total operating revenues                                          777,579         803,092

Operating expenses:
    Production                                                           215,629         176,445
    Accretion of asset retirement obligation                               4,984           5,785
    Depreciation, depletion and amortization                             150,529         138,679
    General and administrative                                           261,493         195,403
                                                                    ------------    ------------
       Total operating expenses                                          632,635         516,312
                                                                    ------------    ------------

Operating profit                                                         144,944         286,780

Other income (expense):
    Interest income                                                          292             167
    Interest expense                                                     (10,099)        (29,982)
                                                                    ------------    ------------

       Net other expense                                                  (9,807)        (29,815)

Minority interest in loss of subsidiary                                    4,738           3,824
                                                                    ------------    ------------

Earnings before income taxes                                             139,875         260,789

Income tax expense (benefit):
    Current                                                               40,245          74,442
    Deferred                                                            (127,660)         25,429
                                                                    ------------    ------------
                                                                         (87,415)         99,871
                                                                    ------------    ------------

Net income                                                          $    227,290    $    160,918
                                                                    ============    ============

Net income per common share:

Basic:                                                              $       0.13    $       0.09
Diluted:                                                            $       0.12    $       0.09